Exhibit 10.4(5)

Confidential treatment has been requested by Mgm Resorts International. This REDACTED VERSION omits confidential information, denoted by asterisks: [***].  A reference copy, including the text omitted from this redacted version, has been delivered to the securities and exchange commission.

SECOND AMENDMENT TO HOTEL AND CASINO GROUND LEASE

THIS SECOND AMENDMENT TO HOTEL AND CASINO GROUND LEASE (the “Second Amendment”) is made this 24th day of November, 2015 (the “Effective Date”) by and between NATIONAL HARBOR GRAND LLC, a Maryland limited liability company (the “Landlord”) and MGM NATIONAL HARBOR, LLC, a Nevada limited liability company (the “Tenant”), with reference to the following:

RECITALS:

WHEREAS, Landlord and Tenant entered into that certain Hotel and Casino Ground Lease dated April 26, 2013, as amended by a First Amendment to Hotel and Casino Ground Lease dated July 23, 2014 and an Assignment and Assumption of Ground Lease dated December 19, 2014 (collectively, the “Lease”), for the lease of certain real property more particularly described in the Lease (the “Premises”); and

WHEREAS, Landlord and Tenant desire to amend the terms of the Lease as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.Recitals.  The Recitals set forth above are incorporated herein and made a part hereof by this reference as if fully set forth herein.

2.Defined Terms.  All capitalized terms used herein, unless specifically defined herein, shall have the same meanings and definitions as used in the Lease.

3.Final Parcel Determination.  Landlord and Tenant acknowledge and agree that the Premises have been revised and Exhibit “A” attached to the Lease shall be deleted and replaced by Exhibit A attached hereto.  [***]

4.Approval Date. The “Approval Date,” as that term is defined and used in the Lease, shall be the date set forth the in a separate Approval Date Notice attached hereto as Exhibit B to be entered into by the parties.

5.Exclusions, Reserved Rights and Matters to Which Premises Subject.  An updated title commitment has been issued for the Premises. As a result, Exhibit “B” attached to the Lease shall be deleted and replaced by Exhibit C attached hereto.

6.Counterparts and Execution.  This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together,

Confidential treatment has been requested by Mgm Resorts International. This REDACTED VERSION omits confidential information, denoted by asterisks: [***].  A reference copy, including the text omitted from this redacted version, has been delivered to the securities and exchange commission.

shall constitute one and the same instrument.  This Second Amendment may be executed and delivered by electronic mail in pdf format or by facsimile transmission.  Any such transmission shall bind the party so executing and delivering this Second Amendment.

7.Integration.  This Second Amendment, together with the Lease, is intended by the parties hereto to be an integration of all prior and contemporaneous terms, provisions, conditions and covenants between the parties hereto, and contains all of the agreements of the parties with respect to the matters contained herein.  There are no terms, provisions, conditions, covenants, understandings, warranties or representations pertaining to any such matters, neither oral nor written, nor express nor implied, between the parties other than those specifically set forth herein which shall be effective for any purpose. In addition, no amendment, modification, addition or alleged or contended waiver of any of the provisions of the Lease or this Second Amendment shall be binding unless it is made in writing and signed by all parties hereto.

8.Binding Effect.  This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto (including The Peterson Companies, as applicable) and their respective heirs, personal representatives, successors and assigns.

9.Construction.  Except as expressly modified by this Second Amendment, all other terms, provisions, conditions and covenants of the Lease (x) shall be and remain unmodified, in full force and effect, and enforceable in accordance with their terms, and (y) shall govern the conduct of the parties hereto; provided, however, the provisions of this Second Amendment or the application thereof shall supersede any provisions of the Lease or the application thereof that are contrary to or inconsistent with the provisions contained herein.  All references to the Lease shall hereafter refer to the Lease and amended by this Second Amendment.

[Signature Pages to follow]

Second Amendment to Ground Lease

Confidential treatment has been requested by Mgm Resorts International. This REDACTED VERSION omits confidential information, denoted by asterisks: [***].  A reference copy, including the text omitted from this redacted version, has been delivered to the securities and exchange commission.

WITNESS the following signatures of Landlord and Tenant are made as of the date first above written.

LANDLORD:

NATIONAL HARBOR GRAND LLC,
a Maryland limited liability company

	By:	MVP Management, LLC
a Virginia limited liability company
	Its:	Manager

By:		/s/ Jon M. Peterson
Print Name:		Jon M. Peterson
Title:		Manager

TENANT:

MGM NATIONAL HARBOR, LLC
a Nevada limited liability company

By:		/s/ John M. McManus
Print Name:		John M. McManus
Title:		Secretary

Second Amendment to Ground Lease

Confidential treatment has been requested by Mgm Resorts International. This REDACTED VERSION omits confidential information, denoted by asterisks: [***].  A reference copy, including the text omitted from this redacted version, has been delivered to the securities and exchange commission.

EXHIBIT A

SURVEYOR'S CERTIFICATE

[illegible]

As to the establishment of property lines.

John N. Koste
Property Line Surveyor
MD. Reg. No. 471
License expires: 1-4-2017

NOTES

[illegible]

NATIONAL AVENUE
(VARIABLE WIDTH R/W)
PARCEL FOUR - A
HARBORVIEW AVENUE
(VARIABLE WIDTH R/W)
INSET

VICINITY MAP

LINE TABLE

No.	BEARING	DISTANCE
A	S38°37'50"E	3.97'
B	N50°32'57"E	10.50'
C	S38°37'50"E	6.00'
D	N50°52'07"E	40.02'

CURVE TABLE

No.	DELTA	RADIUS	ARC	TANGENT	CHORD
1	85°46'51"	11.00'	11.22'	10.44'	S 85°42'37" W 15.27'
2	29°12'14"	65.00'	33.60'	17.38'	S 36°18'30" W 33.23'
3	49°28'30"	284.60'	245.62'	133.88'	S 74°59'02" W 242.17'
4	112°28'53"	314.00'	611.00'	415.78'	N 05°35'40" W 522.44'
5	88°19'58"	50.00'	25.78'	16.42'	S 84°58'51" E 26.47'
6	48°47'51"	24.00'	20.44'	10.88'	S 75°18'50" W 19.82'
7	20°40'04"	45.00'	16.72'	14.64'	S 82°40'04" W 29.70'

OWNER'S DEDICATION

[illegible]

National Harbor Grand, LLC
a Maryland limited liability company

By: Alexander Gellhaus
Title: Senior Vice President

Name: Jon M. Peterson
Title: Manager

Witness: [illegible]

FOR PUBLIC WATER AND SEWER SYSTEMS ONLY

THE MARYLAND-NATIONAL CAPITAL PARK AND PLANNING COMMISSION
PRINCE GEORGE'S COUNTY PLANNING

APPROVED November 20, 2015

PLANNING DIRECTOR — WITNESS

MNCPPC FILE NO. 5-15109

DEPT. OF THE ENVIRONMENT
PRINCE GEORGE'S COUNTY, MD

APPROVED November 18, 2015

DIRECTOR OR DESIGNEE

RECORDED 11-20-15
PLAT BOOK 5JY 243
PLAT NO. 61

W.S.S.C.
[illegible]

This plat has been prepared in accordance with Section 24-108(a)(3) and 24-110(c) to incorporate the area vacated by V-15004.

PLAT TWO
PARCEL FOUR - A

NATIONAL HARBOR - BELTWAY PARCEL

OXON HILL (12th) ELECTION DISTRICT
PRINCE GEORGE'S COUNTY, MARYLAND
SCALE 1" = 100' NOVEMBER, 2015

SOLTESZ

LANHAM OFFICE
4300 Forbes Boulevard, Suite 230 Lanham, MD 20706 P.301.794.7555 F.301.794.7656
Engineering Planning Environmental Sciences
www.solteszco.com

Confidential treatment has been requested by Mgm Resorts International. This REDACTED VERSION omits confidential information, denoted by asterisks: [***].  A reference copy, including the text omitted from this redacted version, has been delivered to the securities and exchange commission.

EXHIBIT B

APPROVAL DATE NOTICE

THIS APPROVAL DATE NOTICE (the “Approval Date Notice”) is made and entered into as of the 24th day of November, 2015 by and between NATIONAL HARBOR GRAND LLC, a Maryland limited liability company (“Landlord”) and MGM NATIONAL HARBOR, LLC, a Nevada limited liability company (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant have entered into that certain Hotel and Casino Ground Lease dated April 26, 2013, as amended by a First Amendment to Hotel and Casino Ground Lease dated July 23, 2014, and an Assignment and Assumption of Ground Lease dated December 19, 2014 (collectively, the “Lease”).

WHEREAS, Landlord and Tenant wish to confirm, memorialize and agree upon the Approval Date referenced in the Lease.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.The foregoing recitals are incorporated herein by this reference. Capitalized terms used herein have the meaning ascribed to those terms by the Lease.

2.The Approval Date referenced in the Lease is established to be November 24, 2015.

Except as described herein, all terms and conditions of the Lease are and shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Approval Date Notice as of the date first set forth above.

LANDLORD:

NATIONAL HARBOR GRAND LLC,
a Maryland limited liability company

By:	MVP Management, LLC
a Virginia limited liability company
Its:	Manager

By:	/s/ Jon M. Peterson
Print Name:	Jon M. Peterson
Title:	Manager

Confidential treatment has been requested by Mgm Resorts International. This REDACTED VERSION omits confidential information, denoted by asterisks: [***].  A reference copy, including the text omitted from this redacted version, has been delivered to the securities and exchange commission.

TENANT:

MGM NATIONAL HARBOR, LLC a Nevada limited liability company

By:	/s/ John M. McManus
Print Name:	John M. McManus
Title:	Secretary

Confidential treatment has been requested by Mgm Resorts International. This REDACTED VERSION omits confidential information, denoted by asterisks: [***].  A reference copy, including the text omitted from this redacted version, has been delivered to the securities and exchange commission.

EXHIBIT C

EXCLUSIONS, RESERVED RIGHTS AND MATTERS TO WHICH PREMISES SUBJECT

1.	Permanent Declaration of Covenants recorded in Liber 13598 at folio 257.

2.	Conservation Agreements recorded in Liber 14299 at folio 001 and Liber 14383 at folio 116.

3.	Recreation Facilities Agreement - National Harbor recorded in Liber 21482 at folio 140.

4.	Easements and rights of way granted Washington Suburban Sanitary Commission by instruments recorded in Liber 22832 at folio 209.

5.	Rights and easements reserved unto the State Roads Commission of Maryland in Deed(s) recorded in Liber 27314 at folio 139.

6.	Easement and Declaration of Covenants recorded in Liber 7329 at folio 911.

7.

Access is denied to Interstate Route 495 (Capital Beltway) as established by a Deed to the State of Maryland to the use of the State Highway Administration of the Department of Transportation recorded in Liber 7194 at folio 237.

8.	Easement(s) granted Washington Suburban Sanitary Commission by instrument(s) recorded in Liber 28199 at folio 300.

9.	Declaration of Covenants for Storm and Surface Water Facility and System Maintenance recorded in Liber 29603 at folio 518 and in Liber 36213, at folio 521

10.	Terms, provisions and condition as set forth in Woodland Conservation/Offsite Mitigation Program Acreage Transfer Certificate recorded in Liber 34079 at folio 342.

11.

Plat of survey prepared by Loiederman Soltesz Associates, Inc, dated July 2013, last revised September 9, 2013 and entitled "ALTA/ACSM Land Title Survey, Property of  National Harbor Beltway, L.C. (Part of Beltway Parcel), Oxon Hill (12th) Election District, Prince George's County, Maryland", (herein the "Survey") shows the following: a) light pole(s, telephone pole(s) and guy wire(s); b) overhead electric and telephone wire(s); c) electric box and electric manhole(s); d) rip rap(s); e) storm drain inlet(s), and f) rights of others, if any, in and to the use of the concrete sidewalk(s) along property line(s). NOTE: A revised current ALTA survey must be provided that includes the additional acreage added to the Land as described in the Quitclaim Deed from National Harbor Beltway L.C., a Virginia limited liability company, to National Harbor Grand LLC, a Maryland limited liability company, dated August 12, 2015 and recorded August 20, 2015 among the land records of Prince George’s County, Maryland. This exception will be revised upon receipt and review of the revised survey. If no revised survey is

Confidential treatment has been requested by Mgm Resorts International. This REDACTED VERSION omits confidential information, denoted by asterisks: [***].  A reference copy, including the text omitted from this redacted version, has been delivered to the securities and exchange commission.

provided, an additional exception will be raised for all changes that have occurred since the date of the above described survey for the portion of the Land included on the survey, and a full survey exception will appear for the additional parcels added to the Land that are not included in the Survey.

12.

Plat Notes, 10 foot public utility easement granted pursuant to the terms and provisions of instrument recorded in Liber 3703 at folio 748, minimum building restriction lines and all matters shown on the Land dedicated and platted on plat of subdivision entitled “Plat One, Parcels Two and Four, National Harbor – Beltway Parcel, Oxon Hill (12th) Election District, Prince George’s County, Maryland”, and recorded in Plat Book MMB 240 as Plat No. 76 (the “Dedication Plat”); and Plat of Correction of the Dedication Plat recorded in Plat Book SJH 241 as Plat No. 76; and additional Plat of Correction to Dedication Plat entitled “Plat of Correction –PLAT ONE, PARCELS TWO AND FOUR, NATIONAL HARBOR – BELTWAY PARCEL, Oxon Hill (12th) Election District, Prince George’s County, Maryland”, dated May, 2015 and recorded August 11, 2015 among the land records of Prince George’s County, Maryland in Plat Book SJH 243 at Plat No. 13.

13.

Easements, rights and/or controls granted to the State of Maryland to the use of the State Highway Administration of the Maryland Department of Transportation set forth in Correction of Deed of Donation and Substitution of Plats from National Harbor Beltway L.C., dated July 7, 2015 and recorded July 21, 2015 in Liber 37234 at folio 475.

14.	Mechanics’ and materialmen’s liens filed subsequent to Date of Policy for labor, material and/or services contracted by the Insured for improvements to the Land.

15.	Declaration of Hotel Development Restrictive Covenant (Beltway Parcel) recorded in Liber 36388 at folio 577.

16.

Matters of survey that would be shown on a current ALTA survey showing changes occurring subsequent to September 9, 2013, the date of the ALTA/ACSM Land Title Survey prepared by Loiederman Soltesz Associates, Inc.

17.	Easement(s) granted to the Washington Suburban Sanitary Commission as set forth in the instrument(s) recorded in Liber 37056 at folio 566 and Liber 37056 at folio 597.

18.	Utility Easement granted to Potomac Electric Power Company, Verizon Maryland Inc. and Comcast Corporation by instrument recorded in Liber 37526 at folio 1.

19.	Easement(s) granted to the Washington Gas Light Company as set forth in the Easement recorded in Liber 37526 at folio 20.